SEGMENT REPORTING	9 Months Ended
Sep. 30, 2025
Segment Reporting [Abstract]
SEGMENT REPORTING	SEGMENT REPORTING
Operating segments are defined as components of an enterprise about which separate discrete information is available for evaluation by the chief operating decision maker (CODM), or decision-making group, in deciding how to allocate resources in assessing performance. The Company has one reportable segment: biotechnology research. The biotechnology research segment consists of the research and development of products for the treatment of inflammatory disease. The Company’s CODM is W. Marc Hertz, Ph.D., Chief Executive Officer and Director.
The accounting policies of the biotechnology research segment are the same as those described in the summary of significant accounting policies. The CODM assesses performance for the biotechnology research segment based on research and development expenses and general and administrative expenses as part of the overall review of the
Company’s consolidated net loss and consolidated cash flows as compared to prior quarters and the Company’s operating budget.
The Company has incurred significant losses since its inception and anticipates incurring continued losses in the future. As such, the CODM uses cash forecast models in deciding how to allocate resources based on the Company’s available cash resources, as well as its forecasted expenditures. This information, in conjunction with the assessment of the probability of the success of the Company’s research and development activities, is used to plan the timing and size of future capital raises.